Exhibit 77Q3.1

Registrant: American Century Investment Trust

File Number: 811-7822

Registrant CIK Number: 0000908406



The electronic format for filing FORM N-SAR does not provide adequate space for responding fully to Items 15, 72DD, 72EE, 73A, 73B, 74U and 74V. The complete answers are as follows:



Item 15

Custodian:                                                 Sub-Custodian:
J.P. Morgan Chase & Company                               See Attachment A

                                  Attachment A
a. Foreign Subcustodians:

Country                                                  Foreign Subcustodian

ARGENTINA                                                 JPMorgan Chase Bank
                                                                 Buenos Aires
------------------------ -----------------------------------------------------
AUSTRALIA                         Australia and New Zealand Banking Group Ltd.
                                                                    Melbourne
------------------------ -----------------------------------------------------
AUSTRIA                                                        J.P. Morgan AG
                                                                    Frankfurt
------------------------ -----------------------------------------------------
BAHRAIN                                               National Bank of Bahrain
                                                                        Manama
------------------------ -----------------------------------------------------
BANGLADESH                                             Standard Chartered Bank
                                                                         Dhaka
------------------------ -----------------------------------------------------
BELGIUM                                                        J.P. Morgan AG
                                                                    Frankfurt
------------------------ -----------------------------------------------------
BERMUDA                                           The Bank of Bermuda Limited
                                                                     Hamilton
------------------------ -----------------------------------------------------
BOTSWANA                                     Barclays Bank of Botswana Limited
                                                                      Gaborone
------------------------ -----------------------------------------------------
"BRAZIL                                                         Citibank, N.A.
                                                                   Sao Paulo
------------------------ -----------------------------------------------------
BULGARIA                                                        ING Bank N.V.
                                                                      Sofia
------------------------ -----------------------------------------------------
CANADA                                                   Royal Bank of Canada
                                                                     Toronto
------------------------ -----------------------------------------------------
                                                         Royal Bank of Canada
                                                                     Toronto
------------------------ -----------------------------------------------------
CHILE                                                           Citibank, N.A
                                                                    Santiago
------------------------ -----------------------------------------------------
CHINA - SHANGHAI                                                Citibank, N.A.
                                                                     New York
------------------------ -----------------------------------------------------
CHINA - SHENZHEN                                           JPMorgan Chase Bank
                                                                    Hong Kong
------------------------ -----------------------------------------------------
COLOMBIA                           Cititrust Colombia S.A. Sociedad Fiduciaria
                                                            Santa Fe de Bogota
------------------------ ---- ------------------------------------------------
CROATIA                                            Privredna banka Zagreb d.d.
                                                                       Zagreb
------------------------ ---- ------------------------------------------------
CYPRUS                                            The Cyprus Popular Bank Ltd.
                                                                      Nicosia
------------------------ ---- ------------------------------------------------
CZECH REPUBLIC                             Ceskoslovenska obchodni banka, a.s.
                                                                       Prague
------------------------ ---- ------------------------------------------------
DENMARK                                                Nordea Bank Danmark A/S
                                                                    Copenhagen
------------------------ ---- ------------------------------------------------
ECUADOR                                                        Citibank, N.A.
                                                                        Quito
------------------------ ---- ------------------------------------------------
EGYPT                                                           Citibank, N.A.
                                                                        Cairo
------------------------ -----------------------------------------------------
ESTONIA                                                         Esti Uhispank
                                                                      Tallinn
------------------------ -----------------------------------------------------
FINLAND                                                        J.P. Morgan AG
                                                                    Frankfurt
------------------------ ----------------------------------------------------
FRANCE                                                         J.P. Morgan AG
                                                                    Frankfurt
------------------------ ----------------------------------------------------
                                                               J.P. Morgan AG
                                                                    Frankfurt
------------------------ ----------------------------------------------------
GERMANY                                                        J.P. Morgan AG
                                                                    Frankfurt
------------------------ -----------------------------------------------------
GHANA                                           Barclays Bank of Ghana Limited
                                                                        Accra
------------------------ -----------------------------------------------------
GREECE                                                         J.P. Morgan AG
                                                                   Frankfurt
------------------------ -----------------------------------------------------
HONG KONG                                                 JPMorgan Chase Bank
                                                                   Hong Kong
------------------------ -----------------------------------------------------
HUNGARY                                                           ING Bank Rt.
                                                                    Budapest
------------------------ -----------------------------------------------------
ICELAND                                                      Islandsbanki-FBA
                                                                    Reykjavik
------------------------ -----------------------------------------------------
INDIA                                       The Hongkong and Shanghai Banking
                                                          Corporation Limited
                                                                      Mumbai
------------------------ -----------------------------------------------------
                                                      Standard Chartered Bank
                                                                      Mumbai
------------------------ -----------------------------------------------------
INDONESIA                                   The Hongkong and Shanghai Banking
                                                          Corporation Limited
                                                                      Jakarta
------------------------ -----------------------------------------------------
IRELAND                                                        J.P. Morgan AG
                                                                    Frankfurt
------------------------ -----------------------------------------------------
ISRAEL                                               Bank Leumi le-Israel B.M.
                                                                     Tel Aviv
------------------------ -----------------------------------------------------
ITALY                                                          J.P. Morgan AG
                                                                    Frankfurt
------------------------ -----------------------------------------------------
IVORY COAST                                                  Societe Generale
                                                                       Paris
------------------------ -----------------------------------------------------
JAMAICA                                FirstCaribbean International Trust and
                                              Merchant Bank (Jamaica) Limited
                                                                    Kingston
------------------------ ----------------------------------------------------
JAPAN                                                     JPMorgan Chase Bank
                                                                        Tokyo
------------------------ ----------------------------------------------------
                                                          JPMorgan Chase Bank
                                                                        Tokyo
------------------------ ----------------------------------------------------
JORDAN                                                         Arab Bank Plc
                                                                       Amman
------------------------ ----------------------------------------------------
KAZAKHSTAN                                           ABN AMRO Bank Kazakhstan
                                                                      Almaty
------------------------ ----------------------------------------------------
KENYA                                          Barclays Bank of Kenya Limited
                                                                      Nairobi
------------------------ ----------------------------------------------------
LATVIA                                                            Hansabanka
                                                                        Riga
------------------------ ----------------------------------------------------
LEBANON                                                   JPMorgan Chase Bank
                                                                    New York
------------------------ ----------------------------------------------------
LITHUANIA                                                 Vilniaus Bankas AB
                                                                    Vilnius
------------------------ ----------------------------------------------------
LUXEMBOURG                                                   J.P. Morgan AG
                                                                  Frankfurt
------------------------ ----------------------------------------------------
MALAYSIA                                          HSBC Bank Malaysia Berhad
                                                                Kuala Lumpur
------------------------ ----------------------------------------------------
MALTA                                                 HSBC Bank Malta p.l.c.
                                                                   Valletta
------------------------ ----------------------------------------------------
MAURITIUS                                  The Hongkong and Shanghai Banking
                                                        Corporation Limited
                                                                 Port Louis
------------------------ ----------------------------------------------------
MEXICO                                               Banco J.P. Morgan, S.A.
                                                               Mexico, D.F
------------------------ ----------------------------------------------------
                                              Banco Nacional de Mexico, S.A.
                                                               Mexico, D.F
------------------------ ----------------------------------------------------
MOROCCO                                     Banque Commerciale du Maroc S.A.
                                                                Casablanca
------------------------ ----------------------------------------------------
NAMIBIA                                     Standard Bank of Namibia Limited
                                                                  Windhoek
------------------------ ----------------------------------------------------
NETHERLANDS                                                   J.P. Morgan AG
                                                                   Frankfurt
------------------------ ----------------------------------------------------
                                                              J.P. Morgan AG
                                                                   Frankfurt
------------------------ ----------------------------------------------------
NEW ZEALAND                                     National Bank of New Zealand
                                                                  Wellington
------------------------ ----------------------------------------------------
*NIGERIA*                          The Standard Bank of South Africa Limited
                                                                Johannesburg
-----------------------------------------------------------------------------
NORWAY                                                   Den norske Bank ASA
                                                                        Oslo
------------------------ ----------------------------------------------------
OMAN                                                          Oman Arab Bank
                                                                      Muscat
------------------------ ----------------------------------------------------
PAKISTAN                                                      Citibank, N.A."
                                                                    Karachi
------------------------ ----------------------------------------------------
                                                            Deutsche Bank AG
                                                                     Karachi
------------------------ ----------------------------------------------------
                                                      Standard Chartered Bank
                                                                     Karachi
------------------------ ----------------------------------------------------
PERU                                               Banco de Credito del Peru
                                                                        Lima
------------------------ ----------------------------------------------------
PHILIPPINES                                The Hongkong and Shanghai Banking
                                                         Corporation Limited
                                                                      Manila
------------------------ ----------------------------------------------------
POLAND                                             Bank Rozwoju Eksportu S.A.
                                                                     Warsaw
------------------------ ----------------------------------------------------
PORTUGAL                                                      J.P. Morgan AG
                                                                   Frankfurt
------------------------ ----------------------------------------------------
ROMANIA                                                         ING Bank N.V.
                                                                    Bucharest
------------------------ ----------------------------------------------------
*RUSSIA*                                                  JPMorgan Chase Bank
                                                                    New York
                                   A/C JPMorgan Chase Bank London (USD NOSTRO
                                                                     Account)
------------------------ --- ------------------------------------------------
                                                          JPMorgan Chase Bank
                                                                     New York
                                   A/C JPMorgan Chase Bank London (USD NOSTRO
                                                                     Account)
---------------------------- ------------------------------------------------
SINGAPORE                                 Oversea-Chinese Banking Corporation
                                                                    Singapore
------------------------ --- ------------------------------------------------
SLOVAK REPUBLIC                                  Vseobecno Uverova Banka S.A.
                                                                  Bratislava
------------------------ --- ------------------------------------------------
SLOVENIA                           Bank Austria Creditanstalt d.d. Ljubljana
                                                                    Ljubljana
------------------------ --- ------------------------------------------------
SOUTH AFRICA                       The Standard Bank of South Africa Limited
                                                                Johannesburg
------------------------ --- ------------------------------------------------
SOUTH KOREA                                 The Hongkong and Shanghai Banking
                                                         Corporation Limited
                                                                       Seoul
------------------------ --- ------------------------------------------------
                                                      Standard Chartered Bank
                                                                        Seoul
------------------------ --- ------------------------------------------------
SPAIN                                                         J.P. Morgan AG
                                                                   Frankfurt
------------------------ ----------------------------------------------------
SRI LANKA                                   The Hongkong and Shanghai Banking
                                                          Corporation Limited
                                                                      Colombo
------------------------ ----------------------------------------------------
SWEDEN                                                  Svenska Handelsbanken
                                                                   Stockholm
------------------------ ----------------------------------------------------
SWITZERLAND                                                           UBS AG
                                                                      Zurich
------------------------ -----------------------------------------------------
TAIWAN                                                     JPMorgan Chase Bank
                                                                       Taipei
------------------------ -----------------------------------------------------
                                             The Hongkong and Shanghai Banking
                                                          Corporation Limited
                                                                       Taipei
------------------------ -----------------------------------------------------
THAILAND                                               Standard Chartered Bank
                                                                      Bangkok
------------------------ -----------------------------------------------------
TUNISIA                           Banque Internationale Arabe de Tunisie, S.A.
                                                                        Tunis
------------------------ -----------------------------------------------------
TURKEY                                                    JPMorgan Chase Bank
                                                                     Istanbul
------------------------ -----------------------------------------------------
*UKRAINE*                                                    ING Bank Ukraine
                                                                        Kiev
------------------------------------------------------------------------------
U.A.E. The National Bank of Abu Dhabi                              Abu Dhabi
------------------------ -----------------------------------------------------
U.K.                                                                National
                                                                  Westminster
                                                                        Bank
                                                                      London
------------------------ -----------------------------------------------------
URUGUAY                                                      BankBoston, N.A
                                                                  Montevideo
------------------------ ----------------------------------------------------
U.S.A.                                                               JPMorgan
                                                                     Chase
                                                                     Bank
                                                                     New
                                                                     York
------------------------ ----------------------------------------------------
VENEZUELA                                                      Citibank, N.A.
                                                                     Caracas
------------------------ ----------------------------------------------------
VIETNAM                                     The Hongkong and Shanghai Banking
                                                         Corporation Limited
                                                           Ho Chi Minh City
------------------------ ----------------------------------------------------
ZAMBIA                                       Barclays Bank of Zambia Limited
                                                                      Lusaka
------------------------ ----------------------------------------------------
ZIMBABWE                                    Barclays Bank of Zimbabwe Limited
                                                                      Harare
------------------------ ---------------------------------------------------


For period ending  03/31/2004
Series Number:  1

72DD. 1. Total income dividends for which record date passed during the period. (000's omitted)
                 Investor Class         14,155
           2. Dividends for a second class of open-end company shares (000's omitted)
         Advisor Class           16
         A Class                  1
         B Class                  -
         C Class                  -

73A.     Payments per share outstanding during the entire current period:
1
         Dividends from net investment income
          Investor Class            0.00579
2.       Dividends for a second class of open-end company shares
         Advisor Class              0.00329
         A Class                    0.00382
         B Class                    0.00215
         C Class                    0.00091

74U.     1. Number of shares outstanding (000's omitted)
            Investor Class  2,126,441
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
            Advisor Class   3,055
            A Class            25
            B Class            74
            C Class            96

77V.     1. Net asset value per share (to nearest cent)
            Investor Class $1.00
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)
           Advisor Class   $1.00
           A Class         $1.00
           B Class         $1.00
           C Class         $1.00

Series 3

72DD. 1. Total income dividends for which record date passed during the period. (000's omitted)
            Investor Class      6,663
         2. Dividends for a second class of open-end company shares (000's omitted)
            Advisor Class          304
            Institutional Class 10,854
            A Class                 69
            B Class                 12
            C Class                 26
72EE. Total capital gains distributions for which record date passed during the period
                Investor Class          1,916
                Advisor Class              78
                Institutional Class     3,041
                A Class                    29
                B Class                     6
                C Class                    13

73A.     Payments per share outstanding during the entire current period:
3.
         Dividends from net investment income
         Investor Class            0.3507
4.       Dividends for a second class of open-end company shares
         Advisor Class             0.3444
         Institutional  Class      0.3915
         A Class                   0.3436
         B Class                   0.2651
         C Class                   0.2858

73B.       Distribution of capital gains
                Investor Class          0.1108
                Advisor Class           0.1108
                Institutional Class     0.1108
                A Class                 0.1108
                B Class                 0.1108
                C Class                 0.1108

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class            16,949
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
         Advisor Class                 677
         Institutional Class        29,512
         A Class                       346
         B Class                        59
         C Class                       128

77V.     1. Net asset value per share (to nearest cent)
         Investor Class            $10.49
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)
         Advisor Class             $10.49
         Institutional Class       $10.49
         A Class                   $10.49
         B Class                   $10.49
         C Class                   $10.49

Series 4

72DD. 1. Total income dividends for which record date passed during the period. (000's omitted)
         Investor Class              2,043
        2. Dividends for a second
         class of open-end company shares (000's omitted)
         Advisor Class                   -
         A Class                         4
         B Class                         -
         C Class                         2

73A.     Payments per share outstanding during the entire current period:
         5. Dividends from net investment income
          Investor Class            0.1779
6.       Dividends for a second class of open-end company shares
         Advisor Class              0.1790
         A Class                    0.0729
         B Class                    0.0669
         C Class                    0.1594


74U.     1. Number of shares outstanding (000's omitted)
         Investor Class               8,256
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
         Advisor Class                   37
         A Class                      1,901
         B Class                        130
         C Class                        548

77V.     1. Net asset value per share (to nearest cent)
         Investor Class              $ 6.55
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)
         Advisor Class               $ 6.55
         A Class                     $ 6.55
         B Class                     $ 6.55
         C Class                     $ 6.55